UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 17, 2013

BANCORP OF NEW JERSEY, INC.

(Exact Name of Issuer as Specified in Charter)

NEW JERSEY (State or Other Jurisdiction of Incorporation or Organization)	001-34089 (Commission File Number)	20-8444387 (I.R.S. Employer Identification Number)

1365 PALISADE AVENUE
FORT LEE, NEW JERSEY  07024

(Address of Principal Executive Offices)

(201) 944-8600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01                                           Changes in Registrant’s Certifying Accountant.

On July 17, 2013, the audit committee of the board of directors of Bancorp of New Jersey, Inc. (the “Company”) appointed BDO USA LLP (“BDO”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2013, and approved the dismissal of ParenteBeard LLC (“ParenteBeard”) from that role.  The Company’s principal audit personnel at ParenteBeard resigned from ParenteBeard and joined BDO.

The reports of ParenteBeard on the Company’s financial statements as of and for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of an opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding ParenteBeard’s dismissal, there were: (i) no disagreements with ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ParenteBeard, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided ParenteBeard with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested ParenteBeard to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above.  A copy of ParenteBeard’s letter dated July 23, 2013 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recently completed fiscal years and through the date of the Company’s engagement of BDO, the Company did not consult with BDO regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by BDO that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.                                        Financial Statements and Exhibits.

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

16.1	Letter dated July 23, 2013, from ParenteBeard LLC re: change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.

Date: July 23, 2013	By:	Michael Lesler
	Name:	Michael Lesler
	Title:	President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated July 23, 2013, from ParenteBeard LLC re: change in certifying accountant.